SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2013 (April 24, 2013)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway,
Rockville, Maryland 20850

(Address of Principal Executive Offices)

(301) 366-4841

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 24, 2013, Neuralstem, Inc. (“Company”) announced that it is working with National Football League Alumni Association, based in Newark, NJ, to develop a trial for treating NFL alumni members suffering from traumatic brain injuries with NSI-189, the lead compound in the Company’s neurogenic drug platform. A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Press Release Dated April 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: April 26, 2013

INDEX OF EXHIBITS

Exhibit Number	Description

99.01	Press Release Dated April 24, 2013